2001 ANNUAL REPORT
September 30, 2001

MORGAN STANLEY LOGO

Morgan Stanley Institutional Fund Trust

ADVISORY PORTFOLIOS

Advisory Foreign Fixed Income Portfolio
Advisory Foreign Fixed Income II Portfolio
Advisory Mortgage Portfolio

2001 ANNUAL REPORT
September 30, 2001

Table of Contents

Morgan Stanley Institutional Fund Trust
is pleased to present the Annual Report
for the Trust's Advisory Portfolios as
of September 30, 2001.

President's Letter                                             1
----------------------------------------------------------------
PORTFOLIO OVERVIEWS AND STATEMENTS OF NET ASSETS
Advisory Foreign Fixed Income Portfolio                        2
----------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio                     5
----------------------------------------------------------------
Advisory Mortgage Portfolio                                    8
----------------------------------------------------------------
STATEMENTS OF OPERATIONS                                      18
----------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                           19
----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                          20
----------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                 23
----------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT                                  28
----------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION                                29
----------------------------------------------------------------

This annual report contains certain
investment return information. Past
performance is not indicative of future
results and the investment return and
principal value of an investment will
fluctuate so that an investor's shares,
when redeemed, may be worth either more
or less than their original cost.
This report has been prepared for
shareholders and may be distributed to
others only if preceded or accompanied
by a current prospectus.

2001 ANNUAL REPORT
September 30, 2001


President's Letter

DEAR SHAREHOLDERS:

We are pleased to present the Fund's Annual Report for the one-year ended September 30, 2001. Our Fund currently offers 24 portfolios that provide investors with a diverse array of equity, fixed-income, and asset-allocation products. In this Report you will find portfolio manager commentary, performance statistics, and a complete list of holdings for each of the Fund's Advisory Portfolios. The Annual Reports of the Equity and Fixed Income/Balanced Portfolios of the Fund are presented separately.

MARKET OVERVIEW

Even before the beginning of fiscal year 2001, the major indexes were heading into bear-market territory in anticipation of an economic downturn. Over the next twelve months, those indexes continued to decline in value. Large-cap stocks were particularly hard hit. For the fiscal year ended September 30, 2001, the S&P 500 Index returned -26.6%. By comparison, mid-cap and small-cap equities performed somewhat better: the S&P MidCap 400 Index dropped by 19.0% and the Russell 2000 fell 21.2% for the same period.

During the first months of the fiscal year, market losses were heavily concentrated in technology stocks as companies aggressively trimmed spending on information technology. As a result, the Nasdaq and its hi-tech constituents declined precipitously. In the meantime, value-type equities performed well. From September 2000 to the end of the December 2000, the S&P Barra Value Index outperformed the S&P Barra Growth Index by almost 19 percentage points. But by early 2001, the turmoil began to spread to old-economy stalwarts as well, leaving very few places in the market to hide. Then, shortly after the market appeared to be reaching a bottom, the September 11 terrorist attacks sent stocks swooning once again in one of the greatest weekly drops in history.

In an attempt to reverse the economic slowdown, the Federal Reserve Bank began to cut interest rates dramatically in January 2001. The Fed Funds rate dropped from 6.5% to 3.0% in just nine months. As investors fled equities in favor of more stable assets, bonds rallied. The Merrill Lynch Treasury index returned 12.9% in the twelve months ended September 2001, while the corresponding corporate index gained 13.6%.

MARKET OUTLOOK

The horrific attacks of September 11(th) interrupted an economy that appeared to be close to a bottom. Before the attack, unemployment had risen from a low of 3.9% in September 2000 to 4.9% one year later. Over the same time period, the University of Michigan index of consumer sentiment fell 25 points, to 82.7. Terrorism has exacerbated these economic challenges, and the consensus is that the economy is already in recession. Earnings expectations and GDP forecasts have been substantially lowered in the wake of the attacks.

But several factors suggest that the recession could be muted and that in 2002 the markets may begin to bounce back, leading the economy to recovery. Those factors that had slowed the economy at the turn of the millennium have reversed, laying the groundwork for a return to stronger economic growth. We believe the Fed's aggressive monetary easing should begin to take hold and promote stronger economic growth. Fiscal stimulus, including tax breaks and extended unemployment coverage, should also provide a boost. In addition, consumers and businesses should have more money to spend because of lower oil prices, which functions much like a tax break. We therefore believe that the market should, in our view, begin to rebound during 2002.

OTHER DEVELOPMENTS

As part of an ongoing global branding initiative, Morgan Stanley Dean Witter & Co. changed its brand name to Morgan Stanley in 2001. In conjunction with that change, Morgan Stanley Institutional Fund Trust (formerly, MAS Funds) and Morgan Stanley Institutional Fund, Inc. changed their brand name to Morgan Stanley Institutional Funds. Combining resources of our two institutional fund families gives Morgan Stanley's clients access to the full spectrum of world-class investment products. We are excited about the opportunities this brings to our clients and appreciate your continued support.

Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
President
November 2001

Portfolio Overview

ADVISORY FOREIGN FIXED INCOME PORTFOLIO

Morgan Stanley Investment Management uses the Advisory Foreign Fixed Income Portfolio as a vehicle for opportunistic foreign bond investments in the portfolios of its private advisory clients. By using the Portfolio instead of holding foreign fixed-income securities directly, these clients may be able to benefit from some or all of the following: (1) better diversification through ownership of a smaller share of a larger number of holdings; (2) potentially enhanced performance resulting from the ability to manage the foreign position on a broader scale; (3) simplification of accounting as clients need only account for mutual fund shares as opposed to individual securities, some of which are subject to withholding taxes, fees, or other special treatment; (4) economies of scale in custodial fees associated with holding foreign securities.

Near the end of 2000 the portfolio increased its exposure to Euro-denominated bonds by purchasing intermediate-maturity debt of continental European governments and very high-quality non-sovereign issuers (U.S. and European government agencies and Pfandebriefe). The portfolio's holdings were not hedged. During the year these securities had a comparable return to similar-maturity U.S. government bonds.

The Advisory Foreign Fixed Income Portfolio is managed as a component of a diversified portfolio and investment results from the Portfolio should not be analyzed on a stand-alone basis. Results are presented in this report to comply with Securities and Exchange Commission requirements for shareholder reporting.

The Portfolio is only available to private advisory clients of Morgan Stanley Investment Management.

GRAPH
AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/01*
---------------------------------------------------------------
---------------------------------------------------------------
ADVISORY FOREIGN FIXED INCOME
--------------------------------------------

                               Institutional       Salomon Broad
                                    [ ]        Investment Grade Index
-------------------------------------------------------------------------
One Year                          11.12%               13.04%
-------------------------------------------------------------------------
Five Years                         8.75%                8.07%
-------------------------------------------------------------------------
Since Inception                   10.33%                8.52%
-------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments.

[ ]Represents an investment in the Institutional Class.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

*The Advisory Foreign Fixed Income Portfolio commenced operations on 10/7/94.
 Total returns are compared to the Salomon Broad Investment Grade Index, an unmanaged market index.

2001 ANNUAL REPORT
September 30, 2001


Statement of Net Assets

ADVISORY FOREIGN FIXED INCOME PORTFOLIO
FIXED INCOME SECURITIES (97.2%)

                                            ++RATINGS       FACE
                                            (STANDARD     AMOUNT       VALUE
SEPTEMBER 30, 2001                          & POOR'S)      (000)      (000)+
----------------------------------------------------------------------------
DANISH KRONE (4.8%)
Kingdom of Denmark
 6.00%, 11/15/02                               AAA     DKK 2,595   $     325
 6.00%, 11/15/09                               AAA        76,750      10,071
----------------------------------------------------------------------------
GROUP TOTAL                                                           10,396
----------------------------------------------------------------------------
EURO (92.4%)
Depfa Pfandbriefbank
 3.75%, 1/15/09                                AAA     EUR11,900      10,078
 ?5.50%, 1/15/10                               AAA           900         842
 5.63%, 2/7/03                                 AAA           441         412
Deutsche Ausgleichsbank
 4.00%, 7/4/09                                 AAA         9,000       7,740
Deutschland Republic
 4.00%, 7/4/09                                 AAA        22,400      19,538
Eurohypo AG
 4.00%, 4/27/09                                AAA         9,400       8,048
European Investment Bank
 4.00%, 4/15/09                                AAA        12,350      10,655
Federal Home Loan Mortgage Corporation
 5.75%, 9/15/10                                Agy        46,250      43,940
Government of France O.A.T.
 4.00%, 10/25/09                               AAA        12,150      10,491
 8.50%, 4/25/03                                AAA             1           1
Government of Italy
 4.25%, 11/1/09                                AA         58,750      51,062
Netherlands Government
 3.75%, 7/15/09                                AAA        12,350      10,517
 6.50%, 4/15/03                                AAA           394         374
Quebec Province
 5.13%, 1/4/09                                 A+          5,300       4,840
Rheinische Hypothekenbank AG
 5.75%, 7/5/10                                 AAA         9,800       9,286
Kingdom of Spain
 5.15%, 7/30/09                                AA+        11,300      10,470
 5.25%, 1/31/03                                AA            298         277
Treuhandanstalt
 7.38%, 12/2/02                                AAA           561         533
----------------------------------------------------------------------------
GROUP TOTAL                                                          199,104
----------------------------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $205,537)                        209,500
----------------------------------------------------------------------------

                                                            FACE
                                                          AMOUNT       VALUE
                                                           (000)      (000)+
----------------------------------------------------------------------------

CASH EQUIVALENT (1.1%)
----------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.1%)
**J.P. Morgan Securities Inc., 3.00%,
 dated 9/28/01, due 10/1/01 (Cost $2,358)                 $2,358       2,358
----------------------------------------------------------------------------
TOTAL INVESTMENTS (98.3%) (Cost $207,895)                            211,858
----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.7%)
Foreign Currency (Cost $19)                                               19
Cash                                                                       2
Interest Receivable                                                    3,628
Receivable for Fund Shares Sold                                          150
Receivable from Investment Adviser                                         2
Net Unrealized Gain on Forward Foreign Currency
 Contracts                                                                99
Other Assets                                                              19
Payable for Fund Shares Redeemed                                        (120)
Payable for Administrative Fees                                          (14)
Payable for Trustees' Deferred Compensation Plan --
 Note F                                                                  (20)
Other Liabilities                                                        (66)
                                                                   ---------
                                                                       3,699
----------------------------------------------------------------------------
NET ASSETS (100%)                                                  $ 215,557
----------------------------------------------------------------------------
INSTITUTIONAL CLASS
----------------------------------------------------------------------------
NET ASSETS
Applicable to 54,308,086 outstanding shares of beneficial
 interest (unlimited authorization, no par value)                  $ 215,557
----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                              $3.97
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ADVISORY FOREIGN FIXED INCOME PORTFOLIO


                                                                     VALUE
                                                                    (000)+
----------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid-In Capital                                                   $ 207,888
 Undistributed Net Investment Income (Loss)                            3,614
 Undistributed Realized Net Gain (Loss)                                  (85)
 Unrealized Appreciation (Depreciation) on:
   Investment Securities                                               3,963
   Foreign Currency Transactions                                         177
----------------------------------------------------------------------------
NET ASSETS                                                         $ 215,557
----------------------------------------------------------------------------

+  See Note A1 to Financial Statements.
++ Ratings are unaudited.
?  144A security. Certain conditions for public sale may exist.
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

    The accompanying notes are an integral part of the financial statements.

2001 ANNUAL REPORT
September 30, 2001


Portfolio Overview

ADVISORY FOREIGN FIXED INCOME II PORTFOLIO

Morgan Stanley Investment Management uses the Advisory Foreign Fixed Income II Portfolio as a vehicle for opportunistic foreign bond investments in the portfolios of its private advisory clients. By using the Portfolio instead of holding foreign fixed-income securities directly, these clients may be able to benefit from some or all of the following: (1) better diversification through ownership of a smaller share of a larger number of holdings; (2) potentially enhanced performance resulting from the ability to manage the foreign position on a broader scale; (3) simplification of accounting as clients need only account for mutual fund shares as opposed to individual securities, some of which are subject to withholding taxes, fees, or other special treatment; (4) economies of scale in custodial fees associated with holding foreign securities.

Near the end of 2000 the portfolio increased its exposure to Euro-denominated bonds by purchasing intermediate-maturity debt of continental European governments and very high-quality non-sovereign issuers (U.S. and European government agencies and Pfandebriefe). The portfolio's holdings were not hedged. During the year these securities had a comparable return to similar-maturity U.S. government bonds.

The Advisory Foreign Fixed Income II Portfolio is managed as a component of a diversified portfolio and investment results from the Portfolio should not be analyzed on a stand-alone basis. Results are presented in this report to comply with Securities and Exchange Commission requirements for shareholder reporting.

The Portfolio is only available to private advisory clients of Morgan Stanley Investment Management.

GRAPH
AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/01*
---------------------------------------------------------------
---------------------------------------------------------------
ADVISORY FOREIGN FIXED INCOME II
--------------------------------------------

                             Institutional       Salomon Broad
                                  [ ]        Investment Grade Index
-----------------------------------------------------------------------
One Year                        10.13%               13.04%
-----------------------------------------------------------------------
Since Inception                  9.35%               12.92%
-----------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments.

[ ]Represents an investment in the Institutional Class.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

*The Advisory Foreign Fixed Income II Portfolio commenced operations on 6/20/00.
 Total returns are compared to the Salomon Broad Investment Grade Index, an unmanaged market index.

Statement of Net Assets

ADVISORY FOREIGN FIXED INCOME II PORTFOLIO
FIXED INCOME SECURITIES (90.3%)

                                            ++RATINGS        FACE
                                            (STANDARD      AMOUNT      VALUE
SEPTEMBER 30, 2001                          & POOR'S)       (000)     (000)+
----------------------------------------------------------------------------
DANISH KRONE (4.4%)
Kingdom of Denmark
 6.00%, 11/15/02                               AAA      DKK   405   $     51
 6.00%, 11/15/09                               AAA         19,250      2,526
----------------------------------------------------------------------------
GROUP TOTAL                                                            2,577
----------------------------------------------------------------------------
EURO (85.9%)
Depfa Pfandbriefbank
 3.75%, 1/15/09                                AAA     EUR  3,075      2,604
 ?5.50%, 1/15/10                               AAA            225        210
 5.63%, 2/7/03                                 AAA             70         65
Deutsche Ausgleichsbank
 4.00%, 7/4/09                                 AAA          1,165      1,002
Deutschland Republic
 4.00%, 7/4/09                                 AAA          7,200      6,280
Eurohypo AG
 4.00%, 4/27/09                                AAA          1,900      1,627
European Investment Bank
 4.00%, 4/15/09                                AAA          3,100      2,675
Federal Home Loan Mortgage Corporation
 5.75%, 9/15/10                                Agy         12,015     11,415
Government of France O.A.T.
 4.00%, 10/25/09                               AAA          3,075      2,655
 8.50%, 4/25/03                                AAA            260        254
Government of Italy
 4.25%, 11/1/09                                AA          14,650     12,733
Netherlands Government
 3.75%, 7/15/09                                AAA          3,100      2,640
 6.50%, 4/15/03                                AAA             60         57
Quebec Province
 5.13%, 1/4/09                                 A+             625        571
Rheinische Hypothekenbank AG
 5.75%, 7/5/10                                 AAA          2,205      2,089
Kingdom of Spain
 5.15%, 7/30/09                                AA+          2,870      2,659
 5.25%, 1/31/03                                AA              45         42
Treuhandanstalt
 7.38%, 12/2/02                                AAA            285        271
----------------------------------------------------------------------------
GROUP TOTAL                                                           49,849
----------------------------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $51,194)                          52,426
----------------------------------------------------------------------------

                                            ++RATINGS        FACE
                                            (STANDARD      AMOUNT      VALUE
                                            & POOR'S)       (000)     (000)+
----------------------------------------------------------------------------
CASH EQUIVALENT (8.1%)
----------------------------------------------------------------------------
U.S. TREASURY SECURITY (0.2%)
U.S. Treasury Bill
 3.35%, 11/15/01                               Tsy           $100   $     99
----------------------------------------------------------------------------
REPURCHASE AGREEMENT (7.9%)
**J.P. Morgan Securities Inc., 3.00%,
 dated 9/28/01, due 10/1/01                                 4,576      4,576
----------------------------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $4,675)                                   4,675
----------------------------------------------------------------------------
TOTAL INVESTMENTS (98.4%) (Cost $55,869)                              57,101
----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.6%)
Foreign Currency (Cost $5)                                                 5
Cash                                                                   2,681
Interest Receivable                                                      870
Receivable from Investment Adviser                                        15
Net Unrealized Gain on Forward Foreign Currency
 Contracts                                                                54
Payable for Fund Shares Redeemed                                      (2,680)
Payable for Administrative Fees                                           (4)
Payable for Trustees' Deferred Compensation Plan --
 Note F                                                                   (1)
Other Liabilities                                                        (31)
                                                                    --------
                                                                         909
----------------------------------------------------------------------------
NET ASSETS (100%)                                                   $ 58,010
----------------------------------------------------------------------------
INSTITUTIONAL CLASS
----------------------------------------------------------------------------
NET ASSETS
Applicable to 5,312,942 outstanding shares of beneficial interest
 (unlimited authorization, no par value)                            $ 58,010
----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                             $10.92
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

2001 ANNUAL REPORT
September 30, 2001

Statement of Net Assets (cont'd)

ADVISORY FOREIGN FIXED INCOME II PORTFOLIO


                                                                     VALUE
                                                                     (000)+
----------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid-In Capital                                                    $ 55,497
 Undistributed Net Investment Income (Loss)                            1,214
 Undistributed Realized Net Gain (Loss)                                   (7)
 Unrealized Appreciation (Depreciation) on:
   Investment Securities                                               1,232
   Foreign Currency Transactions                                          74
----------------------------------------------------------------------------
NET ASSETS                                                          $ 58,010
----------------------------------------------------------------------------

+  See Note A1 to Financial Statements.
++ Ratings are unaudited.
?  144A security. Certain conditions for public sale may exist.
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

    The accompanying notes are an integral part of the financial statements.

Portfolio Overview

ADVISORY MORTGAGE PORTFOLIO

Morgan Stanley Investment Management uses the Advisory Mortgage Portfolio as a vehicle for mortgage investing in the portfolios of its private advisory clients. By using the Portfolio instead of holding mortgages directly, these clients may be able to benefit from some or all of the following: (1) better diversification through ownership of a smaller share of a larger number of holdings; (2) potentially enhanced performance resulting from the ability to manage the mortgage position on a broader scale; (3) simplification of accounting as clients need only account for mutual fund shares as opposed to individual mortgage securities, some of which have unusual payment characteristics; (4) economies of scale in custodial fees associated with the frequent pay-downs of mortgage securities.

At the beginning of fiscal 2001, the Portfolio's prepayment sensitivity was approximately equal to that of its benchmark, the Lehman Mortgage Index. Yield spreads on fixed-rate current-coupon mortgages fluctuated within a relatively narrow band over the course of the year, and the Portfolio's positions were actively managed to capture these changes. During the year, interest rates declined, causing prepayment fears to re-ignite. However, the prepayment expectations that became priced into mortgage-backed securities reached very extreme levels. While mortgage refinancing would increase, the extent to which this acceleration would occur was unlikely to reach the levels reflected in the marketplace. Therefore, the Portfolio increased its exposure to mortgage-backed securities that would benefit from actual prepayments that were below expectations. Since that time, mortgage prepayments have been below the market's projections, causing the Portfolio to outperform it's benchmark. At fiscal year-end, the Portfolio had sensitivity to prepayment risk that was greater than the benchmark.

The Advisory Mortgage Portfolio is managed as a component of a diversified portfolio and investment results from the Portfolio should not be analyzed on a stand-alone basis. Results are presented in this report to comply with the Securities and Exchange Commission requirements for shareholder reporting.

The Portfolio is only available to private advisory clients of Morgan Stanley Investment Management.

GRAPH
AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/01*
---------------------------------------------------------------
---------------------------------------------------------------
ADVISORY MORTGAGE
---------------------------------------------

                                        Institutional       Lehman
                                             [ ]        Mortgage Index
--------------------------------------------------------------------------
One Year                                   13.30%           12.34%
--------------------------------------------------------------------------
Five Years                                  8.12%            8.09%
--------------------------------------------------------------------------
Since Inception                             8.25%            8.16%
--------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

[ ]Represents an investment in the Institutional Class.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

*The Advisory Mortgage Portfolio commenced operations on 4/12/95. Total returns are compared to the Lehman Mortgage Index, an unmanaged market index.

2001 ANNUAL REPORT
September 30, 2001

Statement of Net Assets

ADVISORY MORTGAGE PORTFOLIO
FIXED INCOME SECURITIES (140.6%)

                                          ++RATINGS        FACE
                                          (STANDARD      AMOUNT         VALUE
SEPTEMBER 30, 2001                        & POOR'S)       (000)        (000)+
-----------------------------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (128.2%)
Federal Home Loan Mortgage Corporation,
 Conventional Pools:
 6.75%, 12/1/05                              Agy     $       13   $        13
 8.00%, 3/1/07-11/1/29                       Agy            562           595
 8.25%, 10/1/06-7/1/08                       Agy            420           439
 8.50%, 7/1/30-3/1/31                        Agy          4,442         4,687
 8.75%, 4/1/08                               Agy             74            79
 9.00%, 10/1/16-4/1/21                       Agy          4,762         5,056
 9.50%, 11/1/16-12/1/22                      Agy         18,826        20,667
 10.00%, 1/1/09-4/1/25                       Agy         24,389        26,948
 10.25%, 1/1/09-9/1/16                       Agy             90            99
 10.50%, 7/1/09-3/1/21                       Agy          9,444        10,555
 11.00%, 2/1/11-9/1/20                       Agy          5,440         6,153
 11.25%, 6/1/10-12/1/15                      Agy             35            39
 11.50%, 1/1/07-6/1/20                       Agy          2,843         3,252
 11.75%, 3/1/11-4/1/15                       Agy            316           362
 12.00%, 10/1/09-7/1/20                      Agy          5,086         5,740
 12.50%, 10/1/09-7/1/19                      Agy            342           392
 13.00%, 9/1/10-11/1/13                      Agy             32            37
 13.50%, 2/1/10                              Agy             11            13
 Gold Pools:
 7.50%, 12/1/30                              Agy          3,030         3,152
 8.00%, 6/1/25-8/1/31                        Agy         98,565       103,309
 8.50%, 10/1/10-7/1/31                       Agy        486,151       513,048
 9.00%, 8/1/26-1/1/31                        Agy         58,222        61,735
 10.00%, 6/1/17                              Agy            642           712
 10.50%, 5/1/20-10/1/20                      Agy          1,160         1,289
 11.00%, 5/1/20-9/1/20                       Agy          1,651         1,846
 ??October TBA:
 6.50%, 10/1/31                              Agy        172,250       175,335
 7.00%, 10/1/31                              Agy        181,175       187,543
 7.50%, 10/1/31                              Agy        160,000       166,442
 8.00%, 10/1/31                              Agy        304,950       319,911
 ??November TBA:
 6.50%, 11/1/31                              Agy        177,750       180,313
 7.00%, 11/1/31                              Agy        156,825       161,734
 7.50%, 11/1/31                              Agy        182,400       189,410
Federal National Mortgage Association,
 Conventional Pools:
 6.00%, 11/25/31                             Agy        224,625       223,127
 6.625%, 11/15/30                            Agy         72,000        76,694
 7.00%, 3/1/11                               Agy          1,575         1,640
 7.25%, 5/15/30                              Agy         51,850        59,393
 7.50%, 6/1/24-8/1/24                        Agy          1,286         1,337
 8.00%, 10/1/07-12/1/16                      Agy             63            66
 8.50%, 10/1/05-8/1/31                       Agy      1,207,078     1,274,791

                                          ++RATINGS        FACE
                                          (STANDARD      AMOUNT         VALUE
                                          & POOR'S)       (000)        (000)+
-----------------------------------------------------------------------------
 9.00%, 6/1/18-1/1/30                        Agy     $   12,285   $    13,037
 9.50%, 7/1/16-4/1/30                        Agy         50,834        55,597
 10.00%, 10/1/12-11/1/26                     Agy         41,978        46,519
 10.50%, 9/1/05-6/1/27                       Agy         13,060        14,663
 10.75%, 10/1/11-6/1/13                      Agy             65            73
 11.00%, 5/1/11-11/1/20                      Agy          2,600         2,959
 11.25%, 1/1/11-1/1/16                       Agy            221           252
 11.50%, 2/1/11-8/1/25                       Agy          3,197         3,668
 12.00%, 9/1/10-5/1/20                       Agy          3,226         3,729
 12.50%, 9/1/09-9/1/15                       Agy          2,308         2,697
 12.75%, 7/1/14                              Agy              5             6
 14.00%, 9/1/11                              Agy             29            33
 14.50%, 1/1/13                              Agy             19            21
 ??October TBA:
 6.00%, 10/1/31                              Agy        660,375       657,932
 6.50%, 10/1/31                              Agy        482,150       490,110
 7.00%, 10/1/31                              Agy        239,525       247,595
 7.50%, 10/1/31                              Agy        126,075       131,051
 8.00%, 10/1/31                              Agy        891,650       934,699
 ??November TBA:
 6.50%, 11/1/31                              Agy        587,400       595,136
 7.00%, 11/1/31                              Agy        252,475       260,074
 7.50%, 11/1/31                              Agy        164,550       170,745
 8.00%, 11/1/31                              Agy        363,750       380,857
Government National Mortgage
 Association:
 Adjustable Rate Mortgages:
 6.375%, 5/20/24-2/20/28                     Tsy        194,751       199,422
 7.625%, 10/20/25-12/20/27                   Tsy         86,974        89,254
 7.75%, 7/20/25-9/20/27                      Tsy         62,416        64,054
 10.00%, 2/15/19                             Tsy             34            38
 10.50%, 8/20/16-6/15/19                     Tsy            131           145
 11.00%, 11/20/19                            Tsy             90            99
 11.50%, 10/20/15                            Tsy             26            29
 12.00%, 6/15/15                             Tsy              6             7
 Various Pools:
 7.00%, 9/15/23-3/15/30                      Tsy        264,482       274,224
 8.50%, 7/15/08-3/15/20                      Tsy         12,541        13,252
 9.00%, 10/15/17-11/15/24                    Tsy         70,921        77,426
 9.50%, 7/15/09-10/15/24                     Tsy        153,406       169,929
 10.00%, 10/15/09-2/15/26                    Tsy        216,219       240,347
 10.50%, 1/15/13-4/15/25                     Tsy         41,537        46,756
 11.00%, 12/15/09-8/15/27                    Tsy         55,457        63,275
 11.50%, 3/15/10-11/15/19                    Tsy          3,222         3,705
 12.00%, 11/15/12-6/15/16                    Tsy          5,772         6,734
 12.50%, 5/15/10-7/15/15                     Tsy            339           399
 13.00%, 1/15/11-11/15/13                    Tsy            200           236
 13.50%, 5/15/10-9/15/14                     Tsy            122           143

    The accompanying notes are an integral part of the financial statements.

ADVISORY MORTGAGE PORTFOLIO


                                          ++RATINGS        FACE
                                          (STANDARD      AMOUNT         VALUE
                                          & POOR'S)       (000)        (000)+
-----------------------------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (CONT'D)
 ??October TBA:
 7.00%, 10/15/31                             Tsy     $1,123,750   $ 1,163,250
-----------------------------------------------------------------------------
GROUP TOTAL                                                        10,212,130
-----------------------------------------------------------------------------
ASSET BACKED CORPORATES (5.4%)
Arcadia Automobile Receivables Trust,
 Series:
 97-C A4
 6.375%, 1/15/03                             AAA          3,665         3,677
 97-D A3
 6.20%, 5/15/03                              AAA          6,309         6,345
Banc One Home Equity Trust, Series 99-1
 A1
 6.06%, 1/25/12                              AAA             45            45
BMW Vehicle Owner Trust, Series 99-A A3
 6.41%, 4/25/03                              AAA            866           871
Capital Auto Receivables Asset Trust,
 Series 00-1 A2
 5.34%, 9/15/03                              AAA         40,700        41,038
Chase Manhattan Auto Owner Trust, Series
 98-C A4
 5.85%, 5/15/03                              AAA            406           414
Chevy Chase Auto Receivables Trust,
 Series 97-4 A
 6.25%, 6/15/04                              AAA          2,380         2,401
COMED Transitional Funding Trust, Series
 98-1 A3
 5.34%, 3/25/04                              AAA            304           306
CPS Auto Trust, Series 97-2 A
 6.65%, 10/15/02                             AAA            597           597
Daimler Benz Vehicle Trust, Series 98-A
 A3
 5.16%, 1/20/03                              AAA            360           360
Daimler Chrysler Auto Trust, Series:
 00-C A2
 6.81%, 7/6/03                               AAA          4,331         4,385
 00-E A2
 6.21%, 12/8/03                              AAA         25,405        25,875
 01-C A2
 3.71%, 7/6/04                               AAA        121,600       122,399
EQCC Home Equity Loan Trust, Series:
 96-2 A3
 7.125%, 12/15/10                            AAA             15            15
 99-2 A1F
 6.05%, 1/25/10                              AAA            424           424
 99-3 A1F
 6.548%, 4/25/10                             AAA          6,051         6,043

                                          ++RATINGS        FACE
                                          (STANDARD      AMOUNT         VALUE
                                          & POOR'S)       (000)        (000)+
-----------------------------------------------------------------------------
##Federal Home Loan Mortgage
 Corporation, Pass-Through Securities,
 Series T-31 A1
 5.938%, 6/25/15                             AAA     $   15,538   $    15,651
First Security Auto Grantor Trust,
 Series 98-A A
 5.97%, 4/15/04                              AAA          5,506         5,510
First Security Auto Owner Trust, Series
 00-2 A
 6.80%, 8/15/03                              AAA         16,105        16,285
Ford Credit Auto Owner Trust, Series:
 99-C A4
 6.08%, 9/16/02                              AAA         10,768        10,803
 00-E A3
 6.74%, 12/15/02                             AAA         31,197        31,490
 01-A A3
 5.35%, 7/15/03                              AAA          2,391         2,421
Green Tree Financial Corp., Series 99-5
 A1
 6.27%, 4/1/31                               AAA          2,210         2,211
Greenpoint Manufactured Housing, Series:
 99-1 A1
 5.78%, 12/15/09                             AAA            580           580
 99-3 I A1
 3.578%, 5/15/10                             AAA          3,062         3,062
 99-5 A1
 6.75%, 4/15/11                              AAA          2,162         2,167
Harley-Davidson Eaglemark Motorcycle
 Trust, Series:
 99-1 A1
 5.25%, 7/15/03                              AAA             44            44
 99-2 A1
 5.84%, 10/15/03                             AAA             13            13
 99-3 A1
 6.22%, 2/15/04                              AAA          6,338         6,391

    The accompanying notes are an integral part of the financial statements.

2001 ANNUAL REPORT
September 30, 2001

Statement of Net Assets (cont'd)

ADVISORY MORTGAGE PORTFOLIO


                                          ++RATINGS        FACE
                                          (STANDARD      AMOUNT         VALUE
                                          & POOR'S)       (000)        (000)+
-----------------------------------------------------------------------------
+HFC Home Equity Loan, Series 99-1 A1
 6.83%, 12/20/16                             Aaa     $    4,289   $     4,287
?Long Beach Acceptance Auto Grantor
 Trust, Series 98-1 A
 6.19%, 1/25/04                              AAA          2,039         2,037
Nissan Auto Receivables Owner Trust,
 Series:
 01-A A2
 5.34%, 8/15/03                              AAA         25,796        26,092
 01-C A2
 3.77%, 2/17/04                              AAA         42,100        42,471
Oakwood Mortgage Investors, Inc.,
 Series:
 97-A A3
 6.65%, 5/15/27                              AAA             11            11
 +##99-B A1
 3.61%, 5/15/05                              Aaa             10            10
Premier Auto Trust, Series 99-1 A3
 5.69%, 11/8/02                              AAA            288           289
Residential Asset Securities Corp.,
 Series 01-KS1 AI1
 5.593%, 7/25/16                             AAA         21,743        21,975
##Salomon Brothers Mortgage Securities
 VII, Series 96-6E A1
 3.088%, 3/30/25                             AAA          2,341         2,332
Toyota Auto Receivables Owner Trust,
 Series 01-A A2
 5.38%, 12/15/03                             AAA         18,118        18,310
-----------------------------------------------------------------------------
GROUP TOTAL                                                           429,637
-----------------------------------------------------------------------------
ASSET BACKED MORTGAGES (0.0%)
Cityscape Home Equity Loan Trust,
 Series:
 96-3 A IO
 1.00%, 10/25/26                             AAA          8,748            46
 ?@96-3 A YMA
 10/25/26                                    N/R          8,748            --
Contimortgage Home Equity Loan Trust,
 Series:
 96-3 A9 IO
 1.30%, 9/15/27                              AAA         46,876           365
 ?@96-3 A9 YMA
 9/15/27                                     AAA         59,964            --
 96-3 A10 IO
 0.90%, 9/15/27                              AAA          8,202            31
 ?@96-3 A10 YMA
 9/15/27                                     AAA         12,721            --
 96-4 A11 IO
 1.10%, 1/15/28                              AAA          4,822            39

                                          ++RATINGS        FACE
                                          (STANDARD      AMOUNT         VALUE
                                          & POOR'S)       (000)        (000)+
-----------------------------------------------------------------------------
 ?@96-4 A11 YMA
 1/15/28                                     AAA     $    5,380   $        --
 96-4 A12 IO
 1.05%, 1/15/28                              AAA            798             4
 ?@96-4 A12 YMA
 1/15/28                                     AAA            829            --
 97-1 A10 IO
 1.10%, 3/15/28                              AAA          6,131            61
 @97-1 A10 YMA
 3/15/28                                     N/R          6,466            --
-----------------------------------------------------------------------------
GROUP TOTAL                                                               546
-----------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- AGENCY COLLATERAL SERIES (4.6%)
Federal Home Loan Mortgage Corporation,
 Series:
 13-B IO REMIC
 10.00%, 6/1/20                              Agy            545           101
 16-B IO REMIC
 10.00%, 6/1/20                              Agy            305            57
 18-B IO REMIC
 10.00%, 5/1/20                              Agy            171            32
 22-C REMIC PAC
 9.50%, 4/15/20                              Agy            949         1,018
 63 SA IO
 1.50%, 6/17/27                              Agy         14,256           388
 88-17 I PAC-1 (11)
 9.90%, 10/15/19                             Agy          2,187         2,363
 88-23 F PAC-1 (11)
 9.60%, 4/15/20                              Agy            816           875
 89-39 F PAC-2 (11)
 10.00%, 5/15/20                             Agy          1,179         1,254
 89-47 F PAC-1 (12) REMIC
 10.00%, 6/15/20                             Agy            851           918
 89-110 F PAC
 8.55%, 1/15/21                              Agy            341           355
 90-164 B12 REMIC
 9.50%, 7/15/21                              Agy          3,000         3,257
 92-89 SQ Inv Fl IO PAC (11)
 6.322%, 6/25/22                             Agy              2           225
 191 IO
 8.00%, 1/1/28                               Agy         15,210         2,543
 195 IO
 7.50%, 4/1/28                               Agy         19,088         2,965

    The accompanying notes are an integral part of the financial statements.

ADVISORY MORTGAGE PORTFOLIO


                                          ++RATINGS        FACE
                                          (STANDARD      AMOUNT         VALUE
                                          & POOR'S)       (000)        (000)+
-----------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- AGENCY COLLATERAL SERIES (CONT'D)
 207 IO
 7.00%, 4/1/30                               Agy     $   62,190   $     8,452
 215 IO
 8.00%, 7/1/31                               Agy        225,087        29,471
 215 PO
 6/1/31                                      Agy          8,284         7,627
 1364-B Inv Fl IO REMIC
 9.429%, 9/15/07                             Agy          3,603           589
 1364-E Inv Fl IO
 13.953%, 9/15/07                            Agy          4,328         1,049
 1369-S Inv Fl IO REMIC
 6.00%, 9/15/07                              Agy          3,483           361
 ##1377-F REMIC
 4.00%, 9/15/07                              Agy          2,934         2,949
 1381-SB Inv Fl IO
 12.315%, 10/15/07                           Agy          1,636           341
 1395-S Inv Fl IO
 5.076%, 10/15/22                            Agy         11,945         1,140
 1415-S Inv Fl IO
 29.75%, 11/15/07                            Agy            117            61
 1463-B Inv Fl IO
 4.85%, 1/15/23                              Agy         12,709         1,148
 1476-S Inv Fl IO REMIC PAC
 5.144%, 2/15/08                             Agy          1,239           105
 1485-S Inv Fl IO REMIC
 6.10%, 3/15/08                              Agy          1,154           118
 ##1506-SD IO
 5.00%, 5/15/08                              Agy            344            24
 1600-SA Inv Fl IO REMIC
 4.50%, 10/15/08                             Agy          8,816           714
 1621-SD Inv Fl
 9.604%, 11/15/23                            Agy          3,505         3,383
 1634-SC Inv Fl
 9.853%, 12/15/23                            Agy          4,000         3,841
 ##1707-S IO
 5.30%, 3/15/24                              Agy            630            91
 ##1710-D IO
 3.95%, 6/15/20                              Agy         13,397        13,412
 ##1809-SC IO
 3.444%, 12/15/23                            Agy         95,619         5,852
 1887 SH
 15.58%, 3/15/24                             Agy         36,700        16,750
 1911 C PO
 11/15/23                                    Agy          6,167         5,650
 1936-A IO PAC
 1.00%, 2/15/27                              Agy         61,006         1,306

                                          ++RATINGS        FACE
                                          (STANDARD      AMOUNT         VALUE
                                          & POOR'S)       (000)        (000)+
-----------------------------------------------------------------------------
 ##2006-FA REMIC
 3.90%, 10/15/23                             Agy     $    1,000   $     1,001
 2006-I IO
 8.00%, 10/15/12                             Agy          2,033           329
 2141 SD
 4.66%, 4/15/29                              Agy            588            64
 2163-SA Inv Fl IO
 3.513%, 6/15/29                             Agy        100,985         2,151
 2171 B
 6.279%, 6/15/09                             Agy            985         1,022
 2182-AD Inv Fl IO
 4.013%, 9/15/25                             Agy        227,648         4,075
 2186-SY Inv Fl IO
 4.913%, 4/15/28                             Agy         32,846         2,674
 2193-B Inv Fl IO
 4.913%, 12/15/27                            Agy        110,172         7,062
 ##2198 SA
 4.513%, 6/15/28                             Agy         81,977         5,903
 2247 SC Inv Fl IO REMIC
 7.50%, 8/15/30                              Agy            746            40
 ##2248-SB IO
 5.013%, 9/15/30                             Agy         86,893         5,770
 ##E2 F
 3.80%, 2/15/24                              Agy          6,091         6,067
 G92-52 SQ Inv Fl IO REMIC
 0.00%, 9/25/22                              Agy             14         3,067
Federal National Mortgage Association,
 Series:
 43-2 IO
 9.50%, 9/1/18                               Agy             11             2
 89-22 G PAC (11)
 10.00%, 5/25/19                             Agy          2,061         2,168
 89-86 E PAC (11)
 8.75%, 11/25/19                             Agy             60            63
 89-92 G PAC (11)
 8.60%, 12/25/04                             Agy            380           400
 90-106 J PAC
 8.50%, 9/25/20                              Agy            466           498
 90-118 S Inv Fl REMIC
 47.579%, 9/25/20                            Agy          1,133         1,986
 92-186 S Inv Fl IO
 4.14%, 10/25/07                             Agy          1,966           135
 ##92-43 FC REMIC
 6.29%, 10/25/21                             Agy            490           491
 93-9 SB Inv Fl IO
 13.796%, 1/25/23                            Agy          6,177         2,193

    The accompanying notes are an integral part of the financial statements.

2001 ANNUAL REPORT
September 30, 2001

Statement of Net Assets (cont'd)

ADVISORY MORTGAGE PORTFOLIO


                                          ++RATINGS        FACE
                                          (STANDARD      AMOUNT         VALUE
                                          & POOR'S)       (000)        (000)+
-----------------------------------------------------------------------------
 ##94-97 FC REMIC
 3.39%, 3/25/24                              Agy     $    8,578   $     8,604
 96-14 PC PO
 12/25/23                                    Agy          3,805         3,439
 96-68 SC Inv Fl IO REMIC
 5.413%, 1/25/24                             Agy          6,697           855
 ##97-24 FG REMIC
 4.05%, 9/18/22                              Agy            194           194
 97-30 SP Inv Fl REMIC
 6428.20%, 4/25/22                           Agy              9           898
 97-42 SG Inv Fl IO
 4.50%, 7/18/27                              Agy         16,053         1,135
 97-53 PI IO PAC
 8.00%, 8/18/27                              Agy          3,723           625
 97-57 PJ IO
 7.50%, 10/18/26                             Agy         16,860         1,659
 97-57 PV IO
 8.00%, 9/18/27                              Agy         52,892         9,685
 97-59 JA IO
 8.00%, 7/18/27                              Agy          7,000         1,775
 97-61 PK IO REMIC
 8.00%, 8/18/27                              Agy         15,000         2,963
 98-22 SA Inv Fl IO
 5.104%, 4/18/28                             Agy         47,609         4,233
 98-66 QH Inv Fl IO
 5.539%, 5/25/26                             Agy         18,463           497
 98-66 QK Inv Fl IO
 5.539%, 12/25/28                            Agy         24,291         2,939
 99-42 SA IO SA Inv Fl IO
 5.539%, 10/25/28                            Agy         52,016         4,141
 207 2 IO
 8.00%, 2/1/23                               Agy          7,552         1,343
 264 2 IO
 8.00%, 7/1/24                               Agy         28,668         4,726
 267 2 IO
 8.50%, 10/1/24                              Agy         24,893         4,053
 270 2 IO
 8.50%, 9/1/23                               Agy         22,265         4,091
 274 2 IO
 8.50%, 10/1/25                              Agy         28,709         4,674
 277 2 IO
 7.50%, 4/1/27                               Agy         16,282         2,483
 281 2 IO
 9.00%, 11/1/26                              Agy         22,914         4,268
 296 2 IO
 8.00%, 4/1/24                               Agy            893           163

                                          ++RATINGS        FACE
                                          (STANDARD      AMOUNT         VALUE
                                          & POOR'S)       (000)        (000)+
-----------------------------------------------------------------------------
 306 IO
 8.00%, 5/1/30                               Agy     $  128,525   $    16,988
 307 IO
 8.00%, 6/1/30                               Agy         15,897         2,062
 ##00-23 SB IO
 30.74%, 12/25/28                            Agy          4,281           273
 ##00-26 SP PAC (11)
 5.839%, 8/25/30                             Agy         55,474         3,545
 00-38 SC Inv Fl IO
 5.004%, 11/18/30                            Agy         82,087         5,344
 ##01-24 FA
 2.81%, 10/25/24                             Agy         24,384        24,378
 G92-53 S Inv Fl IO REMIC
 59.063%, 9/25/22                            Agy          1,455         1,468
 ##G93-11 FA
 3.088%, 12/25/08                            Agy          5,612         5,631
Government National Mortgage
 Association,
 Series:
 96-12 S Inv Fl IO REMIC
 5.00%, 6/16/26                              Tsy         14,528         1,376
 96-13 S Inv Fl IO REMIC
 5.65%, 7/16/11                              Tsy          8,008           844
 97-13 SB Inv Fl IO
 4.50%, 9/16/27                              Tsy         30,750         2,641
 97-14 SB Inv FI IO
 4.50%, 9/16/27                              Tsy            900            79
 99-27 SE Inv Fl IO
 5.113%, 8/16/29                             Tsy        168,573        14,969
 99-29 SD Inc Fl IO
 4.513%, 3/16/26                             Tsy         41,996         2,327
 99-30 SA Inv FI IO
 5.11%, 8/16/29                              Tsy          3,355           225
 99-30 SA Inv Fl IO
 4.513%, 4/16/29                             Tsy        230,164        16,365
 99-32 SB Inv Fl IO REMIC
 4.51%, 7/16/27                              Tsy        171,748        10,958
 99-34 SB Inv Fl IO
 4.513%, 7/16/27                             Tsy          4,278           266
 ##99-43 UN Inv Fl IO
 4.513%, 11/16/29                            Tsy        146,438        12,638
 00-9 SH Inv Fl IO
 5.513%, 2/16/30                             Tsy          1,130           119
 01-22 SM Inv Fl IO
 5.093%, 5/20/31                             Tsy         54,100         4,285

    The accompanying notes are an integral part of the financial statements.

ADVISORY MORTGAGE PORTFOLIO


                                          ++RATINGS        FACE
                                          (STANDARD      AMOUNT         VALUE
                                          & POOR'S)       (000)        (000)+
-----------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- AGENCY COLLATERAL SERIES (CONT'D)
Kidder Peabody Mortgage Assets Trust,
 Series 87 B IO CMO
 9.50%, 4/22/18                              Aaa     $      122   $        22
-----------------------------------------------------------------------------
GROUP TOTAL                                                           364,192
-----------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- NON-AGENCY COLLATERAL SERIES (0.5%)
American Housing Trust,
 Series:
 IV 2
 9.553%, 9/25/20                             A            1,446         1,462
 V 1G
 9.125%, 4/25/21                             AAA          3,874         4,008
Chase Mortgage Finance Corp., Series
 93-1 B2
 7.91%, 3/28/24                              N/R          4,453         4,444
Countrywide Funding Corp., Series 95-4 M
 7.50%, 9/25/25                              AA           5,546         5,681
GE Capital Mortgage Services, Inc.,
 Series 94-14 A7
 7.50%, 4/25/24                              AAA          4,000         4,207
Mid-State Trust II,
 Series 88-2 A4
 9.625%, 4/1/03                              AAA         18,900        19,384
Sears Mortgage Securities,
 Series 89-A 1
 9.00%, 9/25/19                              N/R             18            18
-----------------------------------------------------------------------------
GROUP TOTAL                                                            39,204
-----------------------------------------------------------------------------
COMMERCIAL MORTGAGES (1.8%)
American Southwest Financial Securities
 Corp.,
 Series:
 93-2 A1
 7.30%, 1/18/09                              N/R          7,298         7,720
 ##93-2 S1 IO
 1.13%, 1/18/09                              N/R         54,241         1,160
 93-2 S2 IO
 7.30%, 1/18/09                              N/R         14,396           186
+##Asset Securitization Corp.,
 Series 97-D5 PS1 IO
 1.64%, 2/14/43                              Aaa        151,213        11,033

                                          ++RATINGS        FACE
                                          (STANDARD      AMOUNT         VALUE
                                          & POOR'S)       (000)        (000)+
-----------------------------------------------------------------------------
?Carousel Center Finance, Inc.,
 Series:
 1 A1
 6.828%, 11/15/07                            AA      $    4,925   $     5,046
 1 B
 7.188%, 11/15/07                            A           17,175        17,575
 1 C
 7.527%, 11/15/07                            BBB+           592           603
?Creekwood Capital Corp.,
 Series 95-1A
 8.47%, 3/16/15                              AA           6,362         7,158
?Crystal Run Properties, Inc.,
 Series A
 7.393%, 8/15/11                             AA          16,000        16,718
?CVM Finance Corp.
 7.19%, 4/1/04                               AA          22,701        24,099
+##GMAC Commercial Mortgage Securities,
 Inc.,
 Series 96-C1 X2 IO
 1.83%, 3/15/21                              Aaa         66,690         3,789
+##GS Mortgage Securities Corp. II,
 Series 97-GL X2 IO
 1.01%, 7/13/30                              Aaa         54,763         1,760
+Midland Realty Acceptance Corp.,
 Series 96-C2 A1
 7.02%, 1/25/29                              Aaa            481           488
##Nomura Asset Securities Corp.,
 Series:
 94-MD1 A2
 8.499%, 3/15/18                             N/R          3,356         3,356
 94-MD1 A3
 8.85%, 3/15/18                              N/R          5,265         5,264
Park Avenue Finance Corp.,
 Series 97-C1 A1
 7.58%, 5/12/12                              N/R         10,405        11,299
Prime Property Fund,
 Series 1 A
 6.633%, 7/23/03                             AA          15,918        16,141
?Stratford Finance Corp.
 6.776%, 2/1/04                              AA           9,400         9,863

    The accompanying notes are an integral part of the financial statements.

2001 ANNUAL REPORT
September 30, 2001

Statement of Net Assets (cont'd)

ADVISORY MORTGAGE PORTFOLIO


                                          ++RATINGS        FACE
                                          (STANDARD      AMOUNT         VALUE
                                          & POOR'S)       (000)        (000)+
-----------------------------------------------------------------------------
##Structured Asset Securities Corp.,
 Series:
 96-CFL X1 IO
 1.635%, 2/25/28                             N/R     $   39,617   $     2,273
 96-CFL X1A IO
 0.716%, 2/25/28                             N/R         18,314            11
 96-CFL X2 IO
 0.999%, 2/25/28                             N/R          8,064           103
-----------------------------------------------------------------------------
GROUP TOTAL                                                           145,645
-----------------------------------------------------------------------------
NON-AGENCY FIXED RATE MORTGAGES (0.1%)
+##BA Mortgage Securities, Inc.,
 Series 97-1 A2
 3.161%, 7/25/26                             Aaa            361           361
California Federal Savings & Loan,
 Series 86-1A
 8.80%, 1/1/14                               AA              23            23
Coast Federal,
 Series 84-3
 7.941%, 3/1/06                              N/R             36            36
First Federal Savings & Loan
 Association, Series 92-C
 8.75%, 6/1/06                               AA              71            71
##Fortune Mortgage Corp. Participation
 Certificate
 7.81%, 1/1/03                               N/R              5             5
Gemsco Mortgage Pass Through
 Certificate,
 Series 87-A
 8.70%, 11/25/10                             AA             326           340
Household Bank, Series 85-1 CMO
 7.94%, 5/1/02                               N/R             65            65
Ryland Acceptance Corp. IV,
 Series 79-A
 6.65%, 7/1/11                               AA           3,203         3,279
Sears Mortgage Securities,
 Series 82-3
 10.00%, 11/1/12                             AA              84            84
Shearson American Express,
 Series A CMO
 9.625%, 12/1/12                             AA             255           255
Virginia Beach Federal Savings & Loan
 Participation Certificate
 6.90%, 3/1/03                               N/R             55            55
-----------------------------------------------------------------------------
GROUP TOTAL                                                             4,574
-----------------------------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $11,089,205)                   11,195,928
-----------------------------------------------------------------------------
                                                         SHARES
                                                         ------
PREFERRED STOCK (1.1%)
-----------------------------------------------------------------------------
MORTGAGE -- OTHER (1.1%)
?+Home Ownership Funding Corp.
 13.331% (Cost $85,163)                      Aaa        126,975   $    89,232
-----------------------------------------------------------------------------
                                                           FACE
                                                         AMOUNT
                                                          (000)
                                                         ------
STRUCTURED INVESTMENT (0.0%) -- SEE NOTE A6
Morgan Guaranty Trust Co., 11/20/05;
 monthly payments equal to 1% per annum
 of the outstanding notional balance,
 indexed to GNMA ARM pools (Cost $6,059)     N/R     $   85,801         1,208
-----------------------------------------------------------------------------
CASH EQUIVALENTS (39.1%)
-----------------------------------------------------------------------------
U.S. TREASURY SECURITIES (0.3%)
#U.S. Treasury Bill
 2.25%, 10/18/01                             Tsy          5,000         4,992
 3.35%, 11/15/01                             Tsy         20,000        19,916
-----------------------------------------------------------------------------
GROUP TOTAL                                                            24,908
-----------------------------------------------------------------------------
COMMERCIAL PAPER (26.7%)
Abbey National NA
 3.63%, 10/10/01                                         30,000        29,973
 3.90%, 11/8/01                                          22,500        22,407
Abbott Laboratories, Inc.
 3.47%, 10/9/01                                          41,500        41,468
AIG Funding, Inc.
 2.30%, 10/1/01                                          31,800        31,800
American Express Credit Corp.
 2.40%, 11/5/01                                          40,000        39,907
 3.49%, 9/21/01                                          33,000        32,997
 3.51%, 10/5/01                                          35,600        35,586
AT&T Corp.
 3.00%, 10/15/01                                         50,000        49,942

    The accompanying notes are an integral part of the financial statements.

ADVISORY MORTGAGE PORTFOLIO


                                          ++RATINGS        FACE
                                          (STANDARD      AMOUNT         VALUE
(CONT'D)                                  & POOR'S)       (000)        (000)+
-----------------------------------------------------------------------------
COMMERCIAL PAPER (CONT'D)
Banc One Financial Corp.
 2.70%, 10/25/01                                     $   28,000   $    27,950
 3.49%, 10/2/01                                          38,000        37,996
Barclays U.S. Funding Corp.
 3.48%, 10/2/01                                          90,000        89,991
BellSouth Telecommunications, Inc.
 2.75%, 10/19/01                                         50,000        49,931
 3.31%, 12/10/01                                         40,300        40,041
Cargill, Inc.
 2.56%, 11/2/01                                          25,000        24,943
Chevron USA, Inc.
 2.35%, 10/5/01                                          50,000        49,987
Citicorp.
 2.61%, 10/25/01                                         48,200        48,116
 3.51%, 10/5/01                                          50,000        49,981
Coca Cola Co.
 2.86%, 10/9/01                                          25,000        24,984
E.I. Dupont De Nemours
 2.93%, 10/10/01                                         25,266        25,247
Gannett Co., Inc.
 3.45%, 10/9/01                                          33,000        32,975
 3.45%, 10/19/01                                         50,000        49,914
General Electric Capital Corp.
 2.37%, 10/22/01                                         40,000        39,945
 3.42%, 10/17/01                                         50,000        49,924
General Motors Acceptance Corp.
 3.61%, 10/3/01                                          50,000        49,990
H.J. Heinz Co.
 2.50%, 10/16/01                                         43,700        43,654
 3.50%, 10/2/01                                          23,450        23,448
Household Finance Co.
 2.62%, 10/30/01                                         35,200        35,126
 3.36%, 10/26/01                                         50,000        49,883
HVB Finance Delaware, Inc.
 3.51%, 10/9/01                                          50,000        49,961
International Lease Finance Corp.
 2.75%, 10/17/01                                         40,000        39,951
 2.87%, 10/5/01                                          27,500        27,491
JPMorgan Chase Bank
 2.55%, 10/22/01                                         50,000        50,000
Kraft Foods, Inc.
 2.30%, 10/12/01                                         35,000        34,975
Lloyds Bank Plc
 3.42%, 10/31/01                                         50,000        49,858

                                          ++RATINGS        FACE
                                          (STANDARD      AMOUNT         VALUE
                                          & POOR'S)       (000)        (000)+
-----------------------------------------------------------------------------
Merck & Co., Inc.
 3.45%, 10/16/01                                     $   42,000   $    41,940
Monsanto Co.
 3.50%, 10/30/01                                         50,000        49,859
 3.60%, 10/19/01                                         40,000        39,928
Pfizer, Inc.
 2.43%, 10/25/01                                         50,000        49,919
Proctor & Gamble Co.
 3.46%, 10/12/01                                         50,000        49,947
Prudential Funding Corp.
 2.85%, 10/19/01                                         30,000        29,957
 3.49%, 10/10/01                                         30,000        29,974
Rabobank Netherland N.V.
 3.48%, 10/2/01                                          50,000        49,995
SBC Communications, Inc.
 2.37%, 10/26/01                                         25,000        24,959
 3.44%, 10/15/01                                         25,000        24,967
Societe Generale
 3.65%, 10/11/01                                         50,000        49,949
SunTrust Banks, Inc.
 2.65%, 10/15/01                                         50,300        50,244
Svenska Handelsbanken, Inc.
 3.51%, 10/4/01                                          50,000        49,985
Texaco, Inc.
 2.75%, 10/19/01                                         32,000        31,956
 3.44%, 10/5/01                                          25,000        24,990
USAA Capital Corp.
 3.10%, 10/1/01                                          31,300        31,300
Wachovia Corp.
 3.45%, 10/9/01                                          21,800        21,783
Wal-Mart Stores, Inc.
 3.44%, 10/2/01                                          31,500        31,497
 3.46%, 10/3/01                                          28,000        27,995
Wells Fargo & Co.
 3.48%, 10/1/01                                          32,300        32,300
-----------------------------------------------------------------------------
GROUP TOTAL                                                         2,123,786
-----------------------------------------------------------------------------
REPURCHASE AGREEMENT (12.1%)
**J.P. Morgan Securities Inc., 3.00%,
 dated 9/28/01, due 10/1/01                             960,561       960,561
-----------------------------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $3,109,259)                            3,109,255
-----------------------------------------------------------------------------
TOTAL INVESTMENTS (180.8%) (Cost $14,289,686)                      14,395,623
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

2001 ANNUAL REPORT
September 30, 2001

Statement of Net Assets (cont'd)

ADVISORY MORTGAGE PORTFOLIO

                                                                     VALUE
                                                                    (000)+
-----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-80.8%)
Cash                                                              $     1,268
Interest Receivable                                                    36,372
Receivable for Fund Shares Sold                                        25,500
Receivable for Investments Sold                                       441,301
Receivable for Forward Commitments                                  2,576,696
Receivable from Investment Adviser                                        472
Receivable for Daily Variation on Futures Contracts                     1,908
Net Unrealized Gain on Swap Agreements                                 34,896
Other Assets                                                           11,194
Payable for Fund Shares Redeemed                                       (1,600)
Payable for Investments Purchased                                    (408,459)
Payable for Forward Commitments                                    (9,149,710)
Payable for Administrative Fees                                          (501)
Payable for Trustees' Deferred Compensation Plan --
 Note F                                                                  (485)
Interest Payable on Swaps                                                (590)
Other Liabilities                                                        (316)
                                                                  -----------
                                                                   (6,432,054)
-----------------------------------------------------------------------------
NET ASSETS (100%)                                                 $ 7,963,569
-----------------------------------------------------------------------------
INSTITUTIONAL CLASS
-----------------------------------------------------------------------------
NET ASSETS
Applicable to 749,338,758 outstanding shares of beneficial
 interest (unlimited authorization, no par value)                 $ 7,963,569
-----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                              $10.63
-----------------------------------------------------------------------------

                                                                        VALUE
                                                                       (000)+
-----------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid-In Capital                                                  $ 7,867,734
 Undistributed Net Investment Income (Loss)                            82,244
 Undistributed Realized Net Gain (Loss)                              (104,442)
 Unrealized Appreciation (Depreciation) on:
   Investment Securities                                              105,937
   Futures and Swaps                                                   12,096
-----------------------------------------------------------------------------
NET ASSETS                                                        $ 7,963,569
-----------------------------------------------------------------------------

+     See Note A1 to Financial Statements.
++    Ratings are unaudited.
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
?     144A security. Certain conditions for public sale may exist.
# A portion of these securities was pledged to cover margin requirements for futures contracts.
! Moody's Investors Service, Inc. rating. Security is not rated by Standard & Poor's Corporation.
??    Security is subject to delayed delivery. See Note A7 to Financial
      Statements.
## Variable or floating rate security -- rate disclosed is as of September 30, 2001.
@     Value is less than $500.
CMO   Collateralized Mortgage Obligation
Inv FlInverse Floating Rate -- Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2001.
IO    Interest Only
N/R   Not rated by Moody's Investors Service, Inc. or Standard & Poor's
      Corporation.
PAC   Planned Amortization Class
PO    Principal Only
REMIC Real Estate Mortgage Investment Conduit
TBA   To be announced
YMA   Yield Maintenance Agreement

    The accompanying notes are an integral part of the financial statements.

Statement of Operations
For the Year Ended September 30, 2001

                                                             ADVISORY FOREIGN     ADVISORY FOREIGN
                                                               FIXED INCOME        FIXED INCOME II            ADVISORY
                      (IN THOUSANDS)                            PORTFOLIO             PORTFOLIO          MORTGAGE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                             $     --              $    --                 $  25,641
Interest                                                                 7,887                1,746                   402,342
---------------------------------------------------------------------------------------------------------------------------------
Total Income                                                             7,887                1,746                   427,983
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Services -- Note B                      $  574                $  132               $  26,365
Less: Waived Fee                                              (574)         --      (132)        --      (26,365)          --
Administrative Fee -- Note C                                               122                   28                     5,625
Custodian Fee -- Note E                                                     15                    4                       447
Audit Fee                                                                    9                   19                        61
Legal Fee                                                                    3                   --                       166
Filing & Registration Fee                                                   49                   18                         5
Other Expenses                                                              13                    7                       525
Reimbursement of Expenses -- Note B                                         --                  (19)                     (757)
---------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                             211                   57                     6,072
---------------------------------------------------------------------------------------------------------------------------------
Expense Offset -- Note J                                                   (15)                  (4)                     (447)
---------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                               196                   53                     5,625
---------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                             7,691                1,693                   422,358
---------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
Investment Securities                                                     (794)                 (98)                  447,303
Foreign Currency Transactions                                             (507)                  20                        --
Futures and Swaps                                                           96                   18                   (74,164)
---------------------------------------------------------------------------------------------------------------------------------
Realized Net Gain (Loss)                                                (1,205)                 (60)                  373,139
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities                                                    5,155                1,293                   120,476
Foreign Currency Transactions                                             (140)                  33                        --
Futures and Swaps                                                          (25)                  (4)                  (38,231)
---------------------------------------------------------------------------------------------------------------------------------
Net Unrealized Appreciation (Depreciation)                               4,990                1,322                    82,245
---------------------------------------------------------------------------------------------------------------------------------
Net Gain (Loss)                                                          3,785                1,262                   455,384
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                          $ 11,476              $ 2,955                 $ 877,742
---------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

2001 ANNUAL REPORT
September 30, 2001

Statement of Changes in Net Assets

                                                ADVISORY FOREIGN                 ADVISORY FOREIGN                    ADVISORY
                                          FIXED INCOME PORTFOLIO        FIXED INCOME II PORTFOLIO          MORTGAGE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                  YEAR             JUNE 20, 2000*       YEAR                  YEAR
                                                  ENDED                  TO             ENDED                 ENDED
                                              SEPTEMBER 30,        SEPTEMBER 30,    SEPTEMBER 30,         SEPTEMBER 30,
(IN THOUSANDS)                             2000          2001           2000            2001           2000          2001
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income (Loss)             $   608      $  7,691    $          24    $      1,693    $   551,764   $   422,358
 Realized Net Gain (Loss)                     750        (1,205)              22             (60)      (141,321)      373,139
 Change in Unrealized Appreciation
 (Depreciation)                              (676)        4,990              (16)          1,322         61,413        82,245
---------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Net
 Assets Resulting from Operations             682        11,476               30           2,955        471,856       877,742
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS: -- NOTE A9
INSTITUTIONAL CLASS:
 Net Investment Income                     (1,223)       (3,954)              --            (474)      (529,501)     (442,754)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
INSTITUTIONAL CLASS:
 Issued                                        --       223,102            1,776          57,198        963,599     1,809,398
 In Lieu of Cash Distributions              1,105         3,456               --             321        435,085       354,027
 Redeemed                                  (5,834)      (27,575)              --          (3,796)    (2,785,437)   (1,654,014)
---------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) from Capital
 Share Transactions                        (4,729)      198,983            1,776          53,723     (1,386,753)      509,411
---------------------------------------------------------------------------------------------------------------------------------
 Total Increase (Decrease)                 (5,270)      206,505            1,806          56,204     (1,444,398)      944,399
NET ASSETS:
 Beginning of Period                       14,322         9,052               --           1,806      8,463,568     7,019,170
---------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                             $ 9,052      $215,557    $       1,806    $     58,010    $ 7,019,170   $ 7,963,569
---------------------------------------------------------------------------------------------------------------------------------
 Undistributed net investment income
 (loss) included in end of period net
 assets                                   $   997      $  3,614    $          46    $      1,214    $    52,228   $    82,244
---------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
INSTITUTIONAL CLASS:
 Shares Issued                                 --        58,082              177           5,454         97,980       174,106
 In Lieu of Cash Distributions                309           924               --              31         44,414        34,674
 Shares Redeemed                           (1,588)       (7,142)              --            (349)      (283,894)     (161,468)
---------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in
 Institutional Class Shares
 Outstanding                               (1,279)       51,864              177           5,136       (141,500)       47,312
---------------------------------------------------------------------------------------------------------------------------------

* Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
ADVISORY FOREIGN FIXED INCOME PORTFOLIO
Institutional Class

                                                                         YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 1997      1998      1999      2000      2001
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 11.73   $ 10.32   $ 10.18   $ 3.85   $   3.71
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.58+     0.48+     0.19+    0.18+      0.19+
  Net Realized and Unrealized Gain (Loss) on Investments         0.80      0.48        --     0.03       0.21
-----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             1.38      0.96      0.19     0.21       0.40
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                         (1.88)    (1.10)    (5.52)   (0.35)     (0.14)
  Realized Net Gain                                             (0.88)       --     (1.00)      --         --
  In Excess of Realized Net Gain                                (0.03)       --        --       --         --
-----------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (2.79)    (1.10)    (6.52)   (0.35)     (0.14)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $ 10.32   $ 10.18   $  3.85   $ 3.71   $   3.97
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                   14.08%    10.19%     2.87%    5.86%     11.12%
-----------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $93,939   $17,683   $14,322   $9,052   $215,557
Ratio of Expenses to Average Net Assets(1)                      0.14%     0.12%     0.15%    0.16%      0.14%
Ratio of Net Investment Income to Average Net Assets            5.68%     4.84%     4.24%    4.87%      5.02%
Portfolio Turnover Rate                                          208%      318%        0%       0%        10%
-----------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Reduction in Ratio due to Expense Reimbursement/Waiver        0.38%     0.38%     0.39%    0.57%      0.37%
  Ratio Including Expense Offsets                               0.14%     0.12%     0.14%    0.15%      0.13%
-----------------------------------------------------------------------------------------------------------------

+ Per share amount is based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

2001 ANNUAL REPORT
September 30, 2001

Financial Highlights
ADVISORY FOREIGN FIXED INCOME II PORTFOLIO
Institutional Class

                                                              JUNE 20, 2000**
                                                                    TO           YEAR ENDED
                                                               SEPTEMBER 30,    SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                     2000             2001
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $       10.00    $       10.18
-------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                          0.14+            0.50+
  Net Realized and Unrealized Gain (Loss) on Investments                0.04             0.51
-------------------------------------------------------------------------------------------------
    Total from Investment Operations                                    0.18             1.01
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                   --            (0.27)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $       10.18    $       10.92
-------------------------------------------------------------------------------------------------
TOTAL RETURN                                                           1.80%           10.13%
-------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                          $       1,806    $      58,010
Ratio of Expenses to Average Net Assets(1)                             0.15%*           0.16%
Ratio of Net Investment Income to Average Net Assets                   5.09%*           4.80%
Portfolio Turnover Rate                                                   0%               4%
-------------------------------------------------------------------------------------------------
(1)SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Reduction in Ratio due to Expense Reimbursement/Waiver               3.02%*           0.43%
  Ratio Including Expense Offsets                                      0.15%*           0.15%
-------------------------------------------------------------------------------------------------

*  Annualized
** Commencement of Operations
+  Per share amount is based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
ADVISORY MORTGAGE PORTFOLIO
Institutional Class

                                                                                YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                1997          1998          1999          2000          2001
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $    10.29    $    10.59    $    10.86    $    10.03    $    10.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                          0.75          0.69          0.66          0.72          0.62
  Net Realized and Unrealized Gain (Loss) on Investments         0.34          0.36         (0.69)        (0.08)         0.66
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             1.09          1.05         (0.03)         0.64          1.28
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                         (0.71)        (0.67)        (0.58)        (0.67)        (0.65)
  Realized Net Gain                                             (0.08)        (0.11)           --            --            --
  In Excess of Realized Net Gain                                   --            --         (0.22)           --            --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (0.79)        (0.78)        (0.80)        (0.67)        (0.65)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $    10.59    $    10.86    $    10.03    $    10.00    $    10.63
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                   11.03%        10.36%        (0.32%)        6.76%        13.30%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                      $3,071,427    $6,396,764    $8,463,568    $7,019,170    $7,963,569
Ratio of Expenses to Average Net Assets(1)                      0.09%         0.09%         0.09%         0.09%         0.09%
Ratio of Net Investment Income to Average Net Assets            7.55%         6.83%         6.62%         7.19%         6.01%
Portfolio Turnover Rate                                          144%          126%           94%           49%          134%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Reduction in Ratio due to Expense Reimbursement/Waiver        0.40%         0.40%         0.39%         0.38%         0.39%
  Ratio Including Expense Offsets                               0.08%         0.08%         0.08%         0.08%         0.08%
---------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

2001 ANNUAL REPORT
September 30, 2001

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust (formerly MAS Funds) ("MSIFT" or the "Fund") is registered under the Investment Company Act of 1940 as an open-end investment company. At September 30, 2001, the Fund was comprised of twenty-four active portfolios. The accompanying financial statements and financial highlights are those of the Advisory Foreign Fixed Income, Advisory Foreign Fixed Income II and Advisory Mortgage Portfolios (each referred to as a "Portfolio") only. The financial statements of the remaining portfolios are presented separately.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

 1. Security Valuation: Market values for equity securities listed on the New York Stock Exchange ("NYSE") or other U.S. exchanges or NASDAQ are based on the latest quoted sales prices as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on the valuation date; securities not traded on the valuation date are valued at the mean of the most recent quoted bid and asked prices. Equity securities not listed are valued at the mean of the most recent bid and asked prices. Securities listed on foreign exchanges are valued at the latest quoted sales prices. Bonds and other fixed income securities are valued using brokers' quotations or on the basis of prices provided by a pricing service, which are based primarily on institutional size trading in similar groups of securities. Mortgage-backed securities issued by certain government-related organizations are valued using brokers' quotations which are based on a matrix system which considers such factors as other security prices, yields and maturities. Short term securities maturing in 60 days or less are valued using the amortized cost method of valuation, which in the opinion of the Board of Trustees reflects fair value. Securities for which no quotations are readily available (including restricted securities) are valued at their fair value as determined in good faith using methods approved by the Board of Trustees.

 2. Federal Income Taxes: It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

 3. Repurchase Agreements: Securities pledged as collateral for repurchase agreements are held by the Portfolios' custodian until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of a default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

    Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Portfolios may transfer their uninvested cash balances into a joint trading account with other Portfolios of the Fund which invests in one or more repurchase agreements. Any such joint repurchase agreement is covered by the same collateral requirements as discussed above.

 4. Futures: Financial futures contracts (secured by cash and securities deposited with brokers as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statement of Operations.

    Futures contracts may be used by each Portfolio in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits from the value of the related securities.

    Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in the prices of securities relating to these instruments. The change in value of futures contracts primarily corresponds with the value of their related securities, but may not precisely correlate with the change in value of such securities. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

 5. Swap Agreements: Each Portfolio may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another instrument. The following summarizes swaps entered into by the Portfolios:

   Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

   Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

    Realized gains or losses on maturity or termination of interest rate swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received, if any, at the date of default.

 6. Structured Investments: Each Portfolio may invest in structured investments whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. A Portfolio uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

 7. Delayed Delivery Commitments: Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Liquid securities or cash is earmarked in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while this strategy is outstanding, unless replaced with other assets. As a result, there is a possibility that as asset earmarking reached certain levels, a Portfolio may lose some flexibility in managing its investments, responding to shareholder redemption requests, or meeting other current obligations.

 8. Foreign Exchange and Forward Currency Contracts: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent of amounts actually received or paid.

    A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Each Portfolio may enter into forward foreign currency contracts to protect securities and related receivables and payables against future changes in foreign exchange rates. Fluctuations in the value of such contracts are recorded as unrealized appreciation or depreciation; realized gains or losses, which are disclosed in the Statement of Operations, include net gains or losses on contracts which have been terminated by settlements. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contract, if any, at the date of default. Risks may also arise from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

    At September 30, 2001, the Advisory Foreign Fixed Income and Advisory Foreign Fixed Income II Portfolio's net assets included foreign denominated securities and currency. The net assets of these Portfolios are presented at the foreign exchange rates and market values at the close of the period. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, the component of realized and unrealized foreign currency gains (losses) representing foreign exchange changes on investments is included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision, relative currency valuation fluctuation and regulation of foreign securities markets and the possibility of political or economic instability.

 9. Dividends and Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid quarterly for the Advisory Foreign Fixed Income and Advisory Foreign Fixed Income II Portfolios and monthly for the Advisory Mortgage Portfolio. Net realized capital gains are distributed at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments for foreign currency transactions.

    Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), undistributed realized net gain (loss) and paid-in capital. Permanent book-tax differences, if any, are not included in ending undistributed net investment income

2001 ANNUAL REPORT
September 30, 2001

Notes to Financial Statements (cont'd)


    (loss) for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

10. Other: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold.

    Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which can not be directly attributed are apportioned among the Portfolios on the basis of their relative net assets.

B. INVESTMENT ADVISORY FEE. Under the terms of an Investment Advisory Agreement, each Portfolio pays Morgan Stanley Investments LP (formerly Miller Anderson & Sherrerd, LLP) ("MSI LP" or the "Adviser"), wholly-owned by indirect subsidiaries of Morgan Stanley, for investment advisory services performed at a fee calculated by applying a quarterly rate based on an annual percentage rate of 0.375% of the Portfolio's average daily net assets for the quarter.

The Adviser has voluntarily agreed to reduce the fees payable to it and, if necessary, reimburse the Portfolios if annual operating expenses exceed 0.15%, 0.15% and 0.08% of average daily net assets of the Advisory Foreign Fixed Income, Advisory Foreign Fixed Income II and Advisory Mortgage Portfolios, respectively.

C. ADMINISTRATION FEE. MSI LP serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Agreement, MSI LP receives an annual fee accrued daily and payable monthly, of 0.08% of each Portfolio's average daily net assets. J.P. Morgan Investor Services Co. serves as Transfer Agent to the Fund and provides fund accounting and other services pursuant to a sub-administration agreement with MSI LP and receives compensation from MSI LP for these services.

D. DISTRIBUTOR. Morgan Stanley Distribution, Inc. (formerly MAS Funds Distribution, Inc.)("MSDI" or the "Distributor"), a wholly owned subsidiary of the Adviser, is the distributor for the Fund. MSDI is a limited-purpose broker/dealer whose only function is to distribute open-end mutual fund shares.

E. CUSTODY. JPMorgan Chase Bank (formerly The Chase Manhattan Bank) serves as custodian for the Fund in accordance with a custodian agreement.

F. TRUSTEES' FEES. The Fund pays each Trustee, who is not also an officer or affiliated person, an annual fee plus travel and other expenses incurred in attending Board meetings. Trustees who are also, as defined under the Investment Company Act of 1940, as amended, affiliated persons receive no remuneration for their service as Trustees.

Each eligible Trustee of the Fund who is not an interested person, as defined under the Investment Company Act of 1940, as amended, participates in the Trustees' Deferred Compensation Plan. Under the Trustees' Deferred Compensation Plan, such Trustees must defer at least 25% of their fees and may elect to defer payment up to 100% of their total fees earned as a Trustee of the Fund. These deferred amounts are invested in the Portfolios selected by the Trustee. Total Trustees fees incurred, for the year ended September 30, 2001 by the Portfolios were $125,000.

G. PORTFOLIO INVESTMENT ACTIVITY.

1. Purchases and Sales of Securities. For the year ended September 30, 2001, purchases and sales of investment securities other than temporary cash investments were:

                                                       (000)
                                             --------------------------
PORTFOLIO                                     PURCHASES        SALES
-----------------------------------------------------------------------
Advisory Foreign Fixed Income                $   214,685    $    13,941
Advisory Foreign Fixed Income II                  51,759          1,347
Advisory Mortgage                             15,066,391     12,676,891

2. Federal Income Tax Cost and Unrealized Appreciation (Depreciation). At September 30, 2001, cost, unrealized appreciation, unrealized depreciation and net unrealized appreciation (depreciation) of securities for Federal income tax purposes were:

                                               (000)
                        ----------------------------------------------------
PORTFOLIO                  COST       APPRECIATION   DEPRECIATION     NET
----------------------------------------------------------------------------
Advisory Foreign Fixed
 Income                 $   207,895   $      4,319   $       (356)  $  3,963
Advisory Foreign Fixed
 Income II                   55,869          1,255            (23)     1,232
Advisory Mortgage        14,291,781        179,435        (75,593)   103,842

3. Forward Foreign Currency Contracts. Under the terms of the forward foreign currency contracts open at September 30, 2001, the Advisory Foreign Fixed Income and Advisory Foreign Fixed

   Income II Portfolios are obligated to deliver or receive currency in exchange for U.S. dollars as indicated in the following table:

                                                     (000)
                       -----------------------------------------------------------------
                                                                               NET
                                        IN                                  UNREALIZED
                       CURRENCY TO   EXCHANGE    SETTLEMENT                APPRECIATION
PORTFOLIO                DELIVER        FOR         DATE        VALUE     (DEPRECIATION)
----------------------------------------------------------------------------------------
Advisory Foreign Fixed Income
Purchases:               US$ 2,581   EUR 2,950      11/9/01   US$ 2,681          US$ 100
Sales:                    EUR  600    US$  544      11/9/01         545               (1)
                                                                          --------------
                                                                                  US$ 99
                                                                          --------------
Advisory Foreign Fixed Income II
Purchases:               US$ 1,260   EUR 1,440      11/9/01   US$ 1,309               49
                         US$ 5,445   EUR 6,005      12/5/01       5,453                8
Sales:                   EUR 1,440   US$ 1,307      11/9/01       1,309               (2)
                         EUR 1,000    US$  907      12/5/01         908               (1)
                                                                          --------------
                                                                                  US$ 54
                                                                          --------------

---------------
EUR -- Euro
US $ -- US Dollar

4. Futures Contracts. At September 30, 2001, the Advisory Mortgage Portfolio had the following futures contracts open:

                                                                  UNREALIZED
                          NUMBER      AGGREGATE                  APPRECIATION
                            OF       FACE VALUE    EXPIRATION   (DEPRECIATION)
PORTFOLIO                CONTRACTS      (000)         DATE          (000)
------------------------------------------------------------------------------
Sales:
 Advisory Mortgage
   U.S. Treasury
     5 yr. Note              8,707   US$ 922,978       Dec-01      US$ (19,010)
   U.S. Treasury
     10 yr. Note             1,150   US$ 122,089       Dec-01           (3,009)
   U.S. Treasury
       Long Bond               844    US$ 88,260       Dec-01             (781)
                                                                --------------
                                                                   US$ (22,800)
                                                                --------------

5. Swap Agreements. At September 30, 2001, the Advisory Mortgage Portfolio had the following open Interest Rate and Total Return Swap Agreements:

                                                               UNREALIZED
NOTIONAL                                                      APPRECIATION
AMOUNT                                                       (DEPRECIATION)
(000)                        DESCRIPTION                         (000)
---------------------------------------------------------------------------
Advisory Mortgage
$ 56,800   Agreement with Bank of America Corp. terminating
           November 1, 2001 to pay 6 month LIBOR less 30
           basis points, and receive if positive (pay if
           negative), the total rate of return on the Banc
           of America Securities LLC AAA 10-year Commercial
           Mortgage-Backed Securities Daily Index.              $  1,553
$106,450   Agreement with Bank of America Corp. terminating
           November 30, 2001 to pay 6 month LIBOR, and
           receive if positive (pay if negative), the total
           rate of return on the Banc of America Securities
           LLC AAA 10-year Commercial Mortgage-Backed
           Securities Daily Index.                                 8,353
$ 60,550   Agreement with Bank of America Corp. terminating
           February 15, 2002 to pay 6 month LIBOR less 35
           basis points, and receive if positive (pay if
           negative), the total rate of return on the Banc
           of America Securities LLC AAA 10-year Commercial
           Mortgage-Backed Securities Daily Index.                 1,998
$ 54,855   Agreement with Bank of America Corp. terminating
           March 8, 2002 to pay 6 month LIBOR less 30 basis
           points, and receive if positive (pay if
           negative), the total rate of return on the Banc
           of America Securities LLC AAA 10-year Commercial
           Mortgage-Backed Securities Daily Index.                 1,501
$141,650   Agreement with Bank of America Corp. terminating
           March 29, 2002 to pay 7.1 month LIBOR, and
           receive if positive (pay if negative), the total
           rate of return on the Banc of America Securities
           LLC AAA 10-year Commercial Mortgage-Backed
           Securities Daily Index.                                 3,455
$ 66,500   Agreement with Bank of America Corp. terminating
           May 1, 2002 to pay 7.5 month LIBOR less 35 basis
           points, and receive if positive (pay if
           negative), the total rate of return on the Banc
           of America Securities LLC AAA 10-year Commercial
           Mortgage-Backed Securities Daily Index.                   317
$ 53,225   Agreement with Bank of America Corp. terminating
           May 31, 2002 to pay 9 month LIBOR less 40 basis
           points, and receive if positive (pay if
           negative), the total rate of return on the Banc
           of America Securities LLC AAA 10-year Commercial
           Mortgage-Backed Securities Daily Index.                    --
$ 76,700   Agreement with Bank of America Corp. terminating
           July 1, 2002 to pay 9 month LIBOR less 40 basis
           points, and receive if positive (pay if
           negative), the total rate of return on the Banc
           of America Securities LLC AAA 10-year Commercial
           Mortgage-Backed Securities Daily Index.                   (81)

2001 ANNUAL REPORT
September 30, 2001

Notes to Financial Statements (cont'd)


                                                               UNREALIZED
NOTIONAL                                                      APPRECIATION
AMOUNT                                                       (DEPRECIATION)
(000)                        DESCRIPTION                         (000)
---------------------------------------------------------------------------
$ 71,650   Agreement with Credit Suisse First Boston
           terminating October 1, 2031 to pay at a fixed
           rate of 5.922% and to receive 3 month LIBOR.         $   (381)
$ 35,550   Agreement with Credit Suisse First Boston
           terminating February 1, 2002 to pay 6 month
           LIBOR less 35 basis points, and receive if
           positive (pay if negative), the total rate of
           return on the Lehman Brothers Commercial
           Mortgage Backed Securities Index -- Investment
           Grade.                                                  1,475
$ 66,000   Agreement with Credit Suisse First Boston
           terminating February 28, 2002 to pay 6 month
           LIBOR less 35 basis points, and receive if
           positive (pay if negative), the total rate of
           return on the Lehman Brothers Commercial
           Mortgage-Backed Securities Index -- Investment
           Grade.                                                  1,459
$ 54,775   Agreement with Lehman Brothers terminating
           February 1, 2002 to pay at a fixed rate of
           3.1575% and to receive if positive (pay if
           negative), the total rate of return on the
           Lehman Brothers CMBS Index.                             1,211
$103,500   Agreement with Merrill Lynch terminating
           December 31, 2001 to pay 5.5 month LIBOR less 40
           basis points, and receive if positive (pay if
           negative), the total rate of return on the
           Commercial Mortgage-Backed Securities AAA Custom
           Index.                                                  7,006
$ 66,500   Agreement with Merrill Lynch terminating January
           31, 2002 to pay 6 month LIBOR less 35 basis
           points, and receive if positive (pay if
           negative), the total rate of return on the
           Commercial Mortgage-Backed Securities AAA Custom
           Index.                                                  2,726
$ 82,500   Agreement with Salomon Brothers terminating
           December 14, 2001 to pay 4.5 month LIBOR less 40
           basis points, and receive if positive (pay if
           negative), the total rate of return on the
           Commercial Mortgage-Backed Securities AAA Custom
           Index.                                                  4,304
                                                                --------
                                                                $ 34,896
                                                                --------

H. CAPITAL LOSS CARRY FORWARD. At September 30, 2001, the Advisory Foreign Fixed Income Portfolio had $70 available for Federal income tax purposes unused capital losses, all of which will expire on September 30, 2009.

I. POST OCTOBER LOSSES. Under current tax law, certain capital and net foreign exchange losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2001, the following Portfolios may elect to defer capital and currency losses occurring between November 1, 2000 and September 30, 2001 up to the following amounts:

PORTFOLIO                                                      (000)
---------------------------------------------------------------------
Advisory Foreign Fixed Income                                 $ 1,300
Advisory Foreign Fixed Income II                                   19
Advisory Mortgage                                              87,827

J. EXPENSE OFFSETS. The Portfolios have entered into an arrangement with their custodian whereby credits realized on uninvested balance were used to offset a portion of each applicable fund's expenses. For the period, expense offsets appearing in the Statement of Operations include custodian balance credits of $15,000, $4,000 and $447,000 for the Advisory Foreign Fixed Income, Advisory Foreign Fixed Income II and Advisory Mortgage Portfolios, respectively.

K. OTHER. At September 30, 2001, the Advisory Foreign Fixed Income and the Advisory Foreign Fixed Income II Portfolios had 2 and 1 unaffiliated record owners, respectively of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 21% and 29%, respectively.

Independent Auditors' Report

To the Board of Trustees and Shareholders of Morgan Stanley Institutional Fund Trust
(formerly MAS Funds):

We have audited the accompanying statements of net assets of Advisory Foreign Fixed Income Portfolio, Advisory Foreign Fixed Income II Portfolio, and Advisory Mortgage Portfolio, three of the portfolios constituting Morgan Stanley Institutional Fund Trust (formerly MAS Funds), (hereafter referred to as the "Funds") as of September 30, 2001 and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of September 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2001, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 16, 2001

2001 ANNUAL REPORT
September 30, 2001

Federal Income Tax Information: (Unaudited)

For the year ended September 30, 2001*, the Advisory Mortgage Portfolio earned 1.73% of income from direct U.S. Treasury Obligations.

* Amounts for the period ending December 31, 2001 will be provided with Form 1099-DIV to be mailed in January 2002.

                      This page intentionally left blank.

TRUSTEES

Barton M. Biggs
Chairman of the Board
Chairman, Director and Managing Director
Morgan Stanley Investment Management Inc. and
Morgan Stanley & Co. Incorporated;
Chairman and Director,
Morgan Stanley Investment Management Limited

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Thomas P. Gerrity
Professor of Management,
Wharton School of Business,
University of Pennsylvania

Gerard E. Jones
Counsel of Shipman & Goodwin, LLP

Joseph J. Kearns
Investment Consultant

Vincent R. McLean
Formally Executive Vice President,
Chief Financial Officer
and Director, Sperry Corporation

C. Oscar Morong, Jr.
Managing Director, Morong
Capital Management

William G. Morton, Jr.
Chairman Emeritus and Former Chief Executive Officer,
Boston Stock Exchange

Michael Nugent
General Partner, Triumph Capital, LP

Fergus Reid
Chairman and Chief Executive Officer,
Lumelite Plastics Corporation

Ronald E. Robison
Chief Operations Officer and
Managing Director of
Morgan Stanley Investment Management

INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Investments LP
One Tower Bridge
West Conshohocken, PA 19428

DISTRIBUTOR

Morgan Stanley Distribution, Inc.
One Tower Bridge
West Conshohocken, PA 19428
            OFFICERS

            Ronald E. Robison
            President

            Stefanie V. Chang
            Vice President

            Lorraine Truten
            Vice President

            Joseph P. Stadler
            Vice President and Treasurer

            Mary E. Mullin
            Secretary

            Belinda Brady
            Assistant Treasurer
            CUSTODIAN

            JP Morgan Chase Bank
            3 Chase MetroTech Center
            Brooklyn, New York 11245

            LEGAL COUNSEL

            Mayer, Brown & Platt
            1675 Broadway
            New York, New York 10019

            INDEPENDENT AUDITORS

            Deloitte & Touche LLP
            200 Berkeley Street
            Boston, MA 02116

                      Morgan Stanley Investment Management
                         Morgan Stanley Investments LP

                                One Tower Bridge
                        West Conshohocken, PA 19428-2899
        Investment Adviser: (610) 940-5000 - MSIF Trust: (800) 354-8185

                               Printed in U.S.A.
                       This Report has been prepared for
                     shareholders and may be distributed to
                  others only if preceded or accompanied by a
                              current prospectus.

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